UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

PAPAYA GROWTH OPPORTUNITY CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3500 South Dupont Highway, Suite HX-102, Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PPYAU	OTC

Class A common stock, par value $0.0001 per share	PPYA	OTC

Warrants, each whole warrant exercisable for one share of Class A common stock	PPYAW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 21, 2025, Papaya Growth Opportunity Corp. I, a Delaware corporation (“Papaya”), and Forbes & Manhattan Resources Inc., a company incorporated under the laws of the Province of Ontario, Canada (“F&M”), jointly issued a press release announcing the execution of a business combination agreement on April 21, 2025, by and among Papaya, F&M, and F&M Merger Sub 1 Inc., a Delaware corporation (the “Merger Sub”) (as may be amended and/or restated from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, among other things, Papaya agreed to combine with the Merger Sub in a series of transactions (the “Merger”) that will result in Papaya becoming a direct subsidiary of the F&M (as such surviving corporation, the “Surviving Corporation”) (collectively, the “Business Combination”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Business Combination, but does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. F&M intends to file with the SEC a registration statement on Form F-4 relating to the Business Combination that will include a proxy statement of Papaya and a prospectus of F&M. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all Papaya shareholders as of a record date to be established for voting on the Business Combination Agreement, the Merger, the other transactions included in the Business Combination. Papaya also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and securities holders of Papaya are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about Papaya, F&M and the Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Papaya through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Papaya and F&M and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Papaya’s shareholders in connection with the Business Combination. Information about Papaya’s directors and executive officers and their ownership of Papaya’s securities is set forth in Papaya’s filings with the SEC, including Papaya’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. To the extent that such persons’ holdings of Papaya’s securities have changed since the amounts disclosed in Papaya’s Annual Report on Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Merger and Business Combination of Papaya’s and F&M’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between Papaya and F&M, including statements regarding the anticipated benefits of the transaction, the Company or Papaya’s expectations concerning the outlook for the F&M’s business, productivity, plans and goals for product launches, deliveries and future operational improvement and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the Surviving Corporation. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to the F&M and PPYA, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the BCA; (2) the outcome of any legal proceedings that may be instituted against Papaya, the Surviving Corporation or others following the announcement of the Business Combination and the Business Combination Agreement; (3) the amount of redemption requests made by Papaya public shareholders and the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Papaya, to obtain financing to complete the Business Combination or to satisfy other conditions to closing and; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards in connection with or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the F&M as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination; (8) costs related to the Business Combination; (9) risks associated with changes in laws or regulations applicable to the F&M’s diverse business lines and the F&M’s international operations; (10) the possibility that the F&M or the Surviving Corporation may be adversely affected by other economic, geopolitical, business, and/or competitive factors; (11) the F&M’s ability to anticipate trends and respond to changing customer preferences for fashion, arts and entertainment content and for lodging; and (12) negative perceptions or publicity of the brands of the F&M. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the F&M’s registration statement on Form F-4 to be filed by the F&M with the U.S. Securities and Exchange Commission (the “SEC”), and other documents filed by the F&M and/or Papaya from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The F&M and Papaya assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither the F&M nor Papaya gives any assurance that either the F&M or Papaya will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the F&M or Papaya or any other person that the events or circumstances described in such statement are material. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Papaya’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus discussed above and other documents filed by Papaya from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially adversely from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and F&M and Papaya assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither F&M nor Papaya gives or can give any assurance that either F&M or Papaya will achieve its expectations.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Papaya, F&M, or Merger Sub, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 21, 2025.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2025	PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
	Name:	Clay Whitehead
	Title:	Chief Executive Officer

4